Exhibit 99.1

Reconciliation of Reported Cash Flow from Operations to Free Cash Flow

($ millions)
	2012	2013	2014	2015	2016 H1 TTM

Cash Flow from Operating Activities	$660	$625	$656	$515	$469

Capital expenditures	(177)	(138)	(181)	(166)	(149)
Restructuring payments	75	60	56	62	65
(Receipts) payments related to investment divestiture	-	-	(6)	20	(6)
Pension plan contribution	95	-	-	-	36
Reserve account deposits	2	(20)	(16)	(24)	(10)
Acquisition and disposition related expenses	-	-	-	10	-
Tax and other payments on sale of businesses and leveraged lease assets	114	75	-	21	21
Cash transactions fees related to acquisitions and dispositions	-	-	-	18	7
Extinguishment of debt	-	33	62	-	-

Free Cash Flow	$769	$635	$571	$456	$433

Reconciliation of reported revenue to revenue excluding divested businesses and currency

($ millions)
	2015					2014
	SMB Solutions	Enterprise Business	Digital Commerce Solutions	Other	Total	SMB Solutions	Enterprise Business	Digital Commerce Solutions	Other	Total

Revenue, as reported	$1,880	$895	$748	$55	$3,578	$2,064	$919	$710	$128	$3,822
Exclude revenue from divested businesses and impact of currency	66	6	26	-	98	(41)	(20)	(1)	-	(62)
Revenue, excluding divested businesses and currency	$1,946	$901	$774	$55	$3,676	$2,023	$899	$709	$128	$3,760

Y/Y revenue change ex divested businesses and currency	-4%	0%	9%	N/M	-2%

Small & Medium Business Solutions - reconciliation of reported revenue to revenue excluding divested businesses and currency

($ millions)
	2013					2014

	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Revenue, as reported	$542	$542	$523	$551	$2,158	$534	$524	$496	$510	$2,064
Exclude revenue from divested businesses and impact of currency	(13)	(13)	(12)	(16)	(54)	(12)	(20)	(8)	7	(33)
Revenue, excluding divested businesses and currency	$529	$529	$511	$535	$2,104	$522	$504	$488	$517	$2,031

Y/Y revenue change ex divested businesses and currency	-4.9%	-3.3%	-3.7%	-2.4%	-3.6%	-1.1%	-4.4%	-4.3%	-3.2%	-3.2%

	2015					2016

	Q1	Q2	Q3	Q4	Total	Q1	Q2

Revenue, as reported	$478	$467	$458	$477	$1,880	$453	$428
Exclude revenue from divested businesses and impact of currency	17	19	16	14	66	6	2
Revenue, excluding divested businesses and currency	$495	$486	$474	$491	$1,946	$459	$430

Y/Y revenue change ex divested businesses and currency	-5.0%	-4.3%	-3.1%	-2.8%	-3.8%	-3.0%	-7.1%

Small & Medium Business Solutions - EBITDA and EBITDA margin

($ millions)
	2013					2014

	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment EBITDA (1)	$193	$205	$200	$225	$823	$211	$211	$198	$210	$830
Less: segment depreciation and amortization	27	27	26	31	111	26	28	22	23	99
Segment EBIT	$166	$178	$174	$194	$712	$185	$183	$176	$187	$731

Segment EBITDA margin (2)	35.6%	37.8%	38.2%	40.8%	38.1%	39.5%	40.3%	39.9%	41.2%	40.2%

	2015					2016

	Q1	Q2	Q3	Q4	Total	Q1	Q2

Segment EBITDA (1)	$197	$196	$191	$195	$779	$187	$175
Less: segment depreciation and amortization	22	22	21	16	81	19	20
Segment EBIT	$175	$174	$170	$179	$698	$168	$155

Segment EBITDA margin (2)	41.2%	42.0%	41.7%	40.9%	41.4%	41.3%	40.9%

(1) EBITDA is a non-GAAP measure. See reconciliation of SMB Solutions EBITDA to total EBITDA and net income.

(2) Segment EBITDA margin is defined as Segment EBITDA divided by segment revenue, as reported.

Enterprise Business Solutions - reconciliation of reported revenue to revenue excluding divested businesses and currency

($ millions)
	2013			2014

	Production Mail	Presort	Total	Production Mail	Presort	Total

Revenue, as reported	$512	$430	$942	$462	$457	$919
Exclude revenue from divested businesses and impact of currency	(23)	-	(23)	(17)	-	(17)
Revenue, excluding divested businesses and currency	$489	$430	$919	$445	$457	$902

Y/Y revenue change ex divested businesses and currency			3.3%			-1.7%

	2015			2016 H1

	Production Mail	Presort	Total	Production Mail	Presort	Total

Revenue, as reported	$421	$474	$895	$183	$243	$426
Exclude revenue from divested businesses and impact of currency	6	-	6	1	-	1
Revenue, excluding divested businesses and currency	$427	$474	$901	$184	$243	$427

Y/Y revenue change ex divested businesses and currency			0.2%			0.2%

Enterprise Business Solutions - EBITDA and EBITDA margin

($ millions)
	2013			2014

	Production Mail	Presort	Total	Production Mail	Presort	Total

Segment EBITDA (1)	$71	$113	$184	$55	$127	$182
Less: segment depreciation and amortization	16	30	46	7	29	36
Segment EBIT	$55	$83	$138	$48	$98	$146

Segment EBITDA margin (2)			19.5%			19.8%

	2015			2016 H1

	Production Mail	Presort	Total	Production Mail	Presort	Total

Segment EBITDA (1)	$52	$132	$184	$22	$64	$86
Less: segment depreciation and amortization	4	27	31	2	14	16
Segment EBIT	$48	$105	$153	$20	$50	$70

Segment EBITDA margin (2)			20.6%			20.2%

(1) EBITDA is a non-GAAP measure. See reconciliation of Enterprise Business Solutions EBITDA to total EBITDA and net income.

(2) Segment EBITDA margin is defined as Segment EBITDA divided by segment revenue, as reported.

Software Solutions - reconciliation of reported revenue to revenue excluding currency and EBITDA and EBITDA margin

($ millions)

	Revenue, as reported	Unfavorable (favorable) impact on revenue due to currency	Revenue, excluding currency	Revenue, excluding currency - TTM	EBITDA (1)	EBITDA - TTM	EBITDA margin (2)

2Q12	$107	$3	$110		$13
3Q12	$96	$1	$97		$9
4Q12	$114	($1)	$113		$25
1Q13	$88	$1	$89	$409	$11	$58	14%
2Q13	$100	$1	$101	$400	$21	$66	17%
3Q13	$95	$2	$97	$400	$14	$71	18%
4Q13	$112	$1	$113	$400	$18	$64	16%
1Q14	$91	$1	$92	$403	$5	$58	15%
2Q14	$109	($1)	$108	$410	$13	$50	12%
3Q14	$112	($1)	$111	$424	$29	$65	15%
4Q14	$117	$2	$119	$430	$25	$72	17%
1Q15	$86	$6	$92	$430	$9	$76	18%
2Q15	$99	$6	$105	$427	$20	$83	20%
3Q15	$98	$7	$105	$421	$20	$74	19%
4Q15	$103	$5	$108	$410	$18	$67	17%
Q116	$78	$2	$80	$398	$1	$59	16%
Q216	$90	$2	$92	$385	$14	$53	14%

(1) EBITDA is a non-GAAP measure. See reconciliation of EBITDA to net income.

(2) EBITDA margin is defined as EBITDA divided by revenue, as reported for TTM.

Global Ecommerce - reconciliation of reported revenue to revenue excluding currency

($ millions)
	2013	2014	2015	2016 H1

Revenue, as reported	$170	$282	$362	$204
Exclude impact of currency	-	-	3	1
Revenue, excluding currency	$170	$282	$365	$205

Global Ecommerce - EBITDA and EBITDA margin

	2013	2014	2015	2016 H1

Segment EBITDA (1)	$5	$25	$40	$20
Less: segment depreciation and amortization	4	8	21	16
Segment EBIT	$1	$17	$19	$4

Segment EBITDA margin (2)	2.9%	8.9%	11.0%	9.8%

(1) EBITDA is a non-GAAP measure. See reconciliation of EBITDA to net income.

(2) Segment EBITDA margin is defined as Segment EBITDA divided by segment revenue, as reported.

2012 - 2014 Reconciliation of Segment EBITDA to Net Income

($ millions)

	2012	2013					2014

	Total	Small & Medium Business Solutions	Enterprise Business Solutions	Digital Commerce Solutions	Other	Total	Small & Medium Business Solutions	Enterprise Business Solutions	Digital Commerce Solutions	Other	Total

Revenue, as reported	$3,824					$3,791					$3,822

Segment EBITDA	$1,132	$823	$184	$69	$10	$1,086	$830	$182	$97	$24	$1,133
Less: segment depreciation and amortization	201	111	46	20	4	181	99	36	29	5	169
Segment EBIT	931	$712	$138	$49	$6	905	$731	$146	$68	$19	964

Reconciling items:
Interest, net	(185)					(187)					(169)
Unallocated corporate expenses	(216)					(217)					(233)
Restructuring charges and asset impairments, net	(17)					(84)					(85)
Acquisition / disposition related expenses	-					-					-
Other income (expense), net	(1)					(33)					(46)
Income from continuing operations	512					384					431
Provision for income taxes	(114)					(78)					(113)
Income (loss) from discontinued operations	66					(145)					34
Net income	$464					$161					$352

Segment EBITDA margin	30%					29%					30%

2015 and 2016 TTM Reconciliation of Segment EBITDA to Net Income

($ millions)

	2015					2016 TTM

	Small & Medium Business Solutions	Enterprise Business Solutions	Digital Commerce Solutions	Other	Total	Total

Revenue, as reported	$1,880	$895	$748	$55	$3,578	$3,487

Segment EBITDA	$779	$184	$107	$13	$1,083	$1,031
Less: segment depreciation and amortization	81	31	39	3	154	158
Segment EBIT	$698	$153	$68	$10	929	873

Reconciling items:
Interest, net					(159)	(146)
Unallocated corporate expenses					(213)	(217)
Restructuring charges and asset impairments, net					(26)	(45)
Acquisition / disposition related expenses					(15)	(8)
Other income (expense), net					95	2
Income from continuing operations					611	459
Provision for income taxes					(190)	(157)
Income (loss) from discontinued operations					5	4
Net income					$426	$306

Segment EBITDA margin	n/a	n/a	n/a	n/a	30%	30%
Segment EBIT margin	37%	17%	9%	n/a	n/a	n/a